EXHIBIT 99.3

UNITED ROYALE HOLDINGS CORP.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the acquisition of TrueNorth Quantum, Inc. (“TrueNorth”).

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UNITED ROYALE HOLDINGS CORP.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2021

	United Royale	TrueNorth
	Holdings Corp.	Quantum, Inc.
	June 30,	July 31,	Proforma		Proforma
	2021	2021	Adjustments	Notes	As Adjusted
Assets
Current Assets
Cash and cash equivalents	$9,879	$119	$154,001	4(b)	$163,999
Prepaid expenses and other receivables	86,202	30,964	–		117,166
Total Current assets	96,081	31,083	154,001		281,165

Equity Investment	–	98,000	–		98,000
Intangible assets		–	500,000	4(c)	500,000
Total Assets	$96,081	$129,083	$654,001		$879,165

Liabilities and Shareholders' Deficit
Current Liabilities
Accounts payable and accrued liabilities	$34,453	$70,967	$–		$105,420
Other payable	–	41,833	–		41,833
Promissory note payable	–	37,098	–		37,098
Due to director	59,744	–	–		59,744
Convertible notes payable	–	215,000	–		215,000
Total Current Liabilities	94,197	364,898	–		459,095

Total Liabilities	94,197	364,898	–		459,095

Stockholders’ Equity (Deficit)
Preferred stock – Par value $0.0001; Authorized: 200,000,000; None issued and outstanding	–	–	–		–
Common stock – Par value $ 0.0001; Authorized: 600,000,000 Issued and outstanding: 141,990,387 shares (pre-adjustment) and 311,021,277 common shares outstanding as adjusted	14,199	–	16,903	4(d)	31,102
Common share capital, unlimited authorized shares, 13,251,635 shares issued and outstanding	–	819,464	(819,464)	4(a, b, c, e)	–
Additional paid in capital	789,468	–	654,779	4(d, e)	1,444,247
Accumulated deficit	(801,783)	(1,071,548)	801,783	4(e)	(1,071,548)
Accumulated other comprehensive income	–	16,269	–		16,269
Total Stockholders’ Equity (Deficit)	1,884	(235,815)	654,001		420,070

Total Liabilities and Stockholders' Equity (Deficit)	$96,081	$129,083	$654,001		$879,165

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

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UNITED ROYALE HOLDINGS CORP.

Unaudited Pro Forma Condensed Combined Statement of Operations

Six Months Ended June 30, 2021

	United Royale	TrueNorth
	Holdings Corp.	Quantum, Inc.
	Six Months Ended	Six Months Ended
	June 30,	July 31,	Proforma		Proforma
	2021	2021	Adjustments	Notes	As Adjusted

Revenue	$-	$-	$-		$-
Operating expenses:
General and administrative expenses	19,021	31,360	–		50,381
Professional fees	–	95,748
Total operating expenses	19,021	127,108	–		146,129
Operating Loss	(19,021)	(127,108)	–		(146,129)
Other Income (Expense)
Interest expense	–	(4,078)	–		(4,078)
Total other expense	–	(4,078)	–		(4,078)
Net loss before provision for income taxes	(19,021)	(131,186)	–		(150,207)
Income tax expense	–	–	–		–
Loss from continuing operations	(19,021)	(131,186)	–		(150,207)
Loss from discontinued operations
Loss from discontinued operations	(8,062)	–	–		(8,062)
Gain from disposal of subsidiaries	65,154	–	–		65,154
Net income (loss)	$38,071	$(131,186)	$–		$(93,115)
Other comprehensive income (loss)
Realized foreign currency translation due to disposal of subsidiaries	(482)	–
Foreign currency translation adjustment	(995)	9,370	–		8,375
Total comprehensive income (loss)	$36,594	$(121,816)	$–		$(84,740)

Basic and dilutive income (loss) per common share	$0.00	$(0.01)			$(0.00)
Weighted average number of common shares outstanding	141,990,387	13,251,635	155,779,255	4(b,c,d)	311,021,277

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

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UNITED ROYALE HOLDINGS CORP.

Unaudited Pro Forma Condensed Combined Statement of Operations

Year Ended December 31, 2020

	United Royale	TrueNorth
	Holdings Corp.	Quantum, Inc.
	Year Ended	Year Ended
	December 31,	October 31,	Proforma		Proforma
	2020	2020	Adjustments	Notes	As Adjusted

Revenue	$–	$–	$–		$–
Operating expenses:
General and administrative expenses	127,068	5,942	–		133,010
Total operating expenses	127,068	5,942	–		133,010
Operating loss	(127,068)	(5,942)	–		(133,010)
Net loss before provision for income taxes	(127,068)	(5,942)	–		(133,010)
Income tax expense	–	–	–		–
Net loss	$(127,068)	$(5,942)	$–		$(133,010)
Other comprehensive income (loss)
Foreign currency translation adjustment	–	1,191	–		1,191
Total comprehensive loss	$(127,068)	$(4,751)	$–		$(131,819)

Basic and dilutive loss per common share	$(0.00)	$(0.00)			$(0.00)
Weighted average number of common shares outstanding	141,990,387	13,251,635	155,779,255	4(b,c,d)	311,021,277

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

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UNITED ROYALE HOLDINGS CORP.

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Beginning on September 23, 2021, United Royale Holdings Corp., a Nevada corporation (the “Registrant” or “Company”), initiated its plan to acquire at least majority interest in TrueNorth Quantum Inc. (the “Exchange” or “Acquisition”), an Ontario corporation (“TrueNorth”) via entry of several related agreements, including Exchange Agreements, a Support Agreement and Trust Agreement, each as described in more detail below. The structure of the acquisition is as follows:

TN ExchangeCo Inc., a corporation existing under the laws of the Province of Alberta, Canada (“ExchangeCo”) will acquire interests in TrueNorth via multiple Share Exchange Agreements (each an “Canadian Exchange Agreement,” and collectively, “Canadian Exchange Agreements”) between ExchangeCo, the Company and certain Canadian shareholders of TrueNorth (the “Canadian TrueNorth Shareholders”). Pursuant to the Canadian Exchange Agreements, the Canadian TrueNorth Shareholders will exchange their shares in TrueNorth for newly-issued shares in ExchangeCo. The Canadian TrueNorth Shareholders will each receive fourteen (14) newly-issued, no par value, exchangeable shares of ExchangeCo (“Exchangeable Shares”) for every one (1) share of TrueNorth exchanged. The Exchangeable Shares are exchangeable on a one-for-one basis with shares of the Registrant’s common stock (“Common Shares”).

In addition to the Canadian Exchange Agreements; the Company will directly acquire interests in TrueNorth via multiple Share Exchange Agreements directly with non-Canadian TrueNorth Shareholders (each a “Non-Canadian Exchange Agreement,” and collectively, “Non-Canadian Exchange Agreements” and together with the Canadian Exchange Agreements as, “Exchange Agreements”) between the Company and certain non-Canadian shareholders of TrueNorth (the “Non- Canadian TrueNorth Shareholders”). Pursuant to the Non-Canadian Exchange Agreements, the Non-Canadian TrueNorth Shareholders will exchange their shares in TrueNorth directly with the Company for fourteen (14) newly-issued Common Shares of the Company.

In connection with the Exchange, the Registrant and ExchangeCo also entered into (i) a Support Agreement (the “Support Agreement”) with TN Callco Inc., a company existing under the laws of the province of Alberta and wholly owned subsidiary of the Company (“Callco”) and certain TrueNorth Shareholders; and (ii) a Voting and Exchange Trust Agreement (the “Trust Agreement”) with TSX Trust Company, a trust company existing under the laws of Canada (“Trustee”) and certain TrueNorth Shareholders.

Pursuant to the Support Agreement, which was executed September 23, 2021, the Registrant agreed (i) to place certain limitations on its ability to declare dividends, issue additional securities, reclassify or reorganize its capital stock, and conduct certain transactions outside the ordinary course of business, (ii) to reserve sufficient unissued Common Shares to allow for the exchange of all Exchangeable Shares, and (iii) not to initiate or attempt to cause the voluntary liquidation, dissolution or winding up of ExchangeCo, until such time as there are no more Exchangeable Shares not held by the Registrant or its affiliates outstanding.

Pursuant to the Trust Agreement, which was executed September 23, 2021, the Registrant agreed to issue to Trustee one (1) Series A Preferred Share of the Registrant, par value $0.0001 per share (the “Super Voting Share”), to be held by Trustee until such time as ExchangeCo’s Exchangeable Shares shall have been fully exchanged for Common Shares, at which time the Super Voting Share shall be automatically cancelled. Until such time as the Super Voting Share is cancelled, it will have the number of votes equal to one (1) vote plus the number of Exchangeable Shares outstanding as of any given record date for determining stockholders entitled to vote. Trustee agreed to vote in accordance with instructions it receives from the TrueNorth Shareholders. The Super Voting Share is entitled to vote at all meetings of the stockholders of the Registrant at which the holders of the Registrant’s Common Shares are entitled to vote, and with respect to any written consents sought by the Registrant from the holders of such Common Shares. The Super Voting Share is not convertible nor entitled to receive dividends or distributions upon the liquidation or winding up of the Registrant.

On October 29, 2021, having completed all conditions under the Share Exchange Agreements, the Company closed the transaction.

As a result of the Non-Canadian Exchange Agreement, the Company holds a portion of TrueNorth Directly and the rest is held indirectly through its ownership of Callco, which owns 100% of ExchangeCo’s common stock.

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NOTE 1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined financial statements are based on the Company’s and TrueNorth’s historical consolidated financial statements as adjusted to give effect to the acquisition of TrueNorth and the shares issued as part of the acquisition. The unaudited pro forma combined statements of operations for the six months June 30, 2021 and year ended December 31, 2020, give effect to the TrueNorth acquisition as if it had occurred on January 1, 2020. The unaudited proforma combined balance sheet as of June 30, 2021 gives effect to the TrueNorth acquisition as if it had occurred on June 30, 2021.

Historical financial information has been adjusted in the pro forma balance sheet to pro forma events that are: (1) directly attributable to the Acquisition; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s results of operations. The pro forma adjustments presented in the pro forma combined balance sheet and statement of operations are described in Note 4— Pro Forma Adjustments.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. These companies may have performed differently had they actually been combined for the periods presented. You should not rely on the pro forma combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the acquisition.

NOTE 2. ACCOUNTING PERIODS PRESENTED

Certain pro forma adjustments were made to conform TrueNorth accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma condensed combined balance sheet as of June 30, 2021, is presented as if the acquisition had occurred on June 30, 2021 and combines the historical balance sheet of the Company at June 30, 2021 and the historical balance sheet of the TrueNorth at July 31, 2021.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021, has been prepared by combining the Company’s historical consolidated statement of operations for the six months ended June 30, 2021, with the historical statement of operations of TrueNorth for the six months ended July 31, 2021.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 has been prepared by combining the Company’s historical consolidated statement of operations for the year ended December 31, 2020, with the historical statement of operations of TrueNorth for the year ended October 31, 2020.

NOTE 3. PRELIMINARY PURCHASE PRICE ALLOCATION

On October 29, 2021, the Company acquired TrueNorth for total consideration of 155,030,890 shares of Company’s common stock, assuming all Canadian TrueNorth shareholders exchange their Exchangeable Shares for common stock of the Company. In conjunction with the Acquisition, the Company also agreed to issue an additional 14,000,000 shares for TrueNorth’s purchase of certain patents. The unaudited pro forma condensed combined financial statements include various assumptions, including those related to the preliminary purchase price allocation of the assets acquired and liabilities assumed of TrueNorth based on management’s best estimates of fair value. The final purchase price allocation may vary based on final appraisals, valuations and analysis of fair value of the acquired assets and assumed liabilities. Accordingly, pro forma adjustments are preliminary and have been made solely for illustrative purposes.

 NOTE 4. PRO FORMA ADJUSTMENTS

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

a)	To reflect the cancellation of 2,383,334 TrueNorth common shares held by the Company’s CEO, Gary Bartholomew.

b)	To reflect 205,334 common shares issued in TrueNorth in September 2021 at $0.75 per share to investors, for proceeds of $154,000.

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c)	To issue 14,000,000 shares for the patent acquired from TrueState, by TrueNorth, valued at $500.000, contingent on and to be issued after the Acquisition.

d)	To record 155,030,890 shares of the Company’s unregistered common stock issued in exchange for 100% equity of TrueNorth, presuming all Canadian TrueNorth Shareholders exchange their Exchangeable Shares for shares of the Company.

e)	To eliminate the equity account of TrueNorth and the investment in TrueNorth.

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